                                                                    EXHIBIT 99.1

                             STOCK OPTION AGREEMENT


        THIS STOCK OPTION AGREEMENT (this "Agreement") is entered into as of March 8, 2001, by and between Data Dimensions, Inc., a Delaware corporation (the "Company"), and Lionbridge Technologies, Inc., a Delaware corporation ("LTI").

        WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, LTI and Diamond Acquisition Corp., a Delaware corporation and a newly-formed, wholly-owned direct subsidiary of LTI ("Merger Sub"), are entering into an Agreement and Plan of Reorganization, dated as of the date hereof (the "Merger Agreement"), which provides, among other things, for a business combination between Parent and the Company to be effected by the merger of Merger Sub with and into the Company upon the terms and subject to the conditions of the Merger Agreement; and

        WHEREAS, as a condition to LTI's willingness to enter into the Merger Agreement, LTI has requested that the Company agree, and the Company has agreed, to grant the Option (as hereinafter defined) to LTI upon the terms and subject to the conditions set forth herein;

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and in the Merger Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

        1. Grant of Option. The Company hereby grants to LTI an irrevocable option (the "Option") to purchase, subject to the terms hereof, up to a number of shares (the "Option Shares") of fully paid and nonassessable common stock, par value $0.001 per share, of the Company ("Company Common Stock"), equal to 19.9% of the number of shares of Company Common Stock issued and outstanding (before giving effect to the exercise of the Option) as of the first date, if any, upon which an Option Commencement Event (as hereinafter defined) occurs, at a purchase price per share (the "Option Price") equal to the product of the Conversion Ratio (as defined in the Merger Agreement) multiplied by the Parent Average Closing Price (as defined in the Merger Agreement). The number and type of Option Shares and the Option Price are subject to adjustment as set forth herein.

        2. Exercise of Option. (a) LTI may exercise the Option, in whole or in part and from time to time, beginning immediately prior to an Option Commencement Event that occurs prior to the occurrence of an Option Termination Event (as hereinafter defined). The right to exercise the Option shall terminate upon the one year anniversary of the date of the Option Commencement Event (the "Option Expiration Date").

               (b) The term "Option Commencement Event" shall mean the consummation of an Acquisition Transaction (as defined in the Merger Agreement) by the Company with a party other than LTI.

               (c) The term "Option Termination Event" shall mean any of the following events:

                      (i) the Effective Time of the Merger; or


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                      (ii) termination of the Merger Agreement pursuant to
        Section 9.1 or 9.3(b); or

                      (iii) the occurrence of the date which is nine months after termination of the Merger Agreement (or such later period as provided in Section 8, provided no Option Commencement Event has occurred prior to the occurrence of such date).

               (d) The Company shall notify LTI in writing as promptly as practicable (but in no event later than 3 business days) following the occurrence of any Option Commencement Event, it being understood that the giving of such notice by the Company shall not be a condition to the right of LTI to exercise the Option or for an Option Commencement Event to have occurred.

               (e) In the event that LTI desires to exercise the Option, it shall deliver to the Company a written notice (such notice being herein referred to as an "Exercise Notice" and the date of issuance of an Exercise Notice being herein referred to as the "Notice Date") specifying (i) the total number of Option Shares it desires to purchase pursuant to such exercise and (ii) a place and date, not earlier than three business days nor later than 60 business days from the Notice Date, for the closing of such purchase (the "Option Closing Date"); provided, that if the closing of the purchase and sale pursuant to the Option (the "Option Closing") cannot be consummated, by reason of any applicable decree, injunction or order, the period of time that otherwise would run pursuant to this Section 2(e) shall run instead from the date on which such restriction on consummation has expired or been terminated; and provided further, without limiting the foregoing, that if, in the reasonable opinion of LTI, prior notification to or approval of any regulatory agency is required in connection with such purchase, the Company or LTI, as the case may be, shall promptly file the required notice or application for approval and shall expeditiously process the same and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which any required notification periods have expired or been terminated or such approvals have been obtained and any requisite waiting period or periods shall have passed.

               (f) At the Option Closing, LTI shall pay to the Company the aggregate Option Price for the number of shares of Company Common Stock or other securities being purchased pursuant to the exercise of the Option in immediately available funds by wire transfer to a bank account designated by the Company; provided that failure or refusal of the Company to designate such a bank account shall not preclude LTI from exercising the Option.

               (g) At the Option Closing, simultaneously with the delivery of immediately available funds as provided in Section 2(f) hereof, the Company shall deliver to LTI a certificate or certificates representing the number of Option Shares purchased by LTI and, if the Option should be exercised in part only, a new Agreement evidencing the rights of LTI thereof to purchase the balance of the Option Shares purchasable hereunder. If at the time of issuance of any Option Shares pursuant to an exercise of all or part of the Option hereunder, the Company shall have issued any rights or other securities which are attached to or otherwise associated with the Company Common Stock, then each Option Share issued pursuant to such exercise shall also represent such rights or other securities with terms substantially the same as and at least as


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favorable to LTI as are provided to stockholders generally and, if applicable, under any stockholder rights agreement or similar agreement of the Company then in effect.

               (h) Certificates for Option Shares delivered at an Option Closing hereunder may be endorsed with a restrictive legend that shall read substantially as follows:

                "THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESALE RESTRICTIONS ARISING UNDER THE SECURITIES ACT OF 1933, AS AMENDED."

        It is understood and agreed that the reference to the resale restrictions of the Securities Act of 1933, as amended (the "Securities Act"), in the above legend shall be removed by delivery of substitute certificate(s) without such reference if LTI shall have delivered to the Company a copy of a letter from the staff of the Securities and Exchange Commission (the "SEC"), or an opinion of counsel reasonably satisfactory to the Company, to the effect that such legend is not required for purposes of the Securities Act.

               (i) Upon the delivery by LTI to the Company of the Exercise Notice, and the tender of the applicable Option Price in immediately available funds, LTI shall be deemed to be the holder of record of the Option Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Option Shares shall not then be actually delivered to LTI or the Company shall have failed or refused to designate the bank account described in Section 2(f). The Company shall pay all expenses that may be payable in connection with the preparation, issuance and delivery of stock certificates under this Section 2 in the name of LTI. LTI shall pay all expenses that may be payable in connection with the issuance and delivery of stock certificates or a substitute option agreement in the name of any assignee, transferee or designee of LTI.

        3. Covenants of the Company. In addition to its other agreements and covenants herein, the Company agrees (i) that it shall at all times maintain, free from preemptive rights, sufficient authorized but unissued or treasury shares of Company Common Stock (and other securities of the Company) issuable pursuant to this Agreement so that the Option may be exercised without additional authorization of Company Common Stock after giving effect to all other options, warrants, convertible securities and other rights to purchase Company Common Stock; (ii) that it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulation or conditions to be observed or performed hereunder by the Company; (iii) promptly to take any and all action as may from time to time be required (including complying with all premerger notification, reporting and waiting requirements under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder) in order to permit LTI to exercise the Option and the Company to duly and effectively issue Option Shares pursuant hereto; (iv) promptly to take all action provided herein to protect the rights of LTI against dilution; and
(v) not to enter or agree to enter into any Acquisition Transaction unless the other party or parties thereto agree to assume in writing all of the Company's obligations hereunder.

        4. Exchange; Replacement. This Agreement (and the Option granted hereby) are exchangeable, without expense, at the option of LTI, upon presentation and surrender of this


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Agreement at the principal office of the Company, for other agreements providing for Options of different denominations entitling the holder thereof to purchase, on the same terms and subject to the same conditions as are set forth herein, in the aggregate the same number of shares of Company Common Stock purchasable hereunder. The terms "Agreement" and "Option" as used herein include any agreements and related options for which this Agreement (and the Option granted hereby) may be exchanged. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, the Company will execute and deliver a new Agreement of like tenor and date.

        5. Adjustments. The number of shares of Company Common Stock purchasable upon the exercise of the Option shall be subject to adjustment from time to time as provided in this Section 5. In the event of any change, or distributions in respect of, in Company Common Stock by reason of stock dividends, splits, mergers, recapitalizations, combinations, subdivisions, conversions, exchanges of shares or other similar transactions, then that which is then purchasable upon exercise hereof shall be appropriately adjusted so that LTI shall receive upon exercise of the Option and payment of the aggregate Option Price hereunder the number and class of shares or other securities or property (including cash) that LTI would have owned or been entitled to receive after the happening of any of the events described above if the Option had been exercised immediately prior to such event, or the record date therefor, as applicable. Whenever the number of shares of Company Common Stock subject to this Option is adjusted pursuant to this Section 5, the Option Price shall be appropriately adjusted in such manner as shall fully preserve the economic benefits provided hereunder and proper provision shall be made in any agreement governing any such transaction to provide for such proper adjustment and the full satisfaction of the Company's obligations hereunder.

        6. Registration Rights. Following an Option Commencement Event, the Company shall, at the request of (i) LTI for as long as it is an Owner (as defined in Section 7) or (ii) any other Owner (collectively, (i) and (ii) are hereinafter referred to as "Requesting Owners"), promptly prepare, file and keep current a shelf registration statement under the Securities Act covering any shares issued and issuable pursuant to this Option (collectively, the "Registrable Securities") and shall use its reasonable best efforts to cause such registration statement to become effective and remain current in order to permit the sale or other disposition in accordance with any plan of disposition requested by the Requesting Owners. The Company will use its reasonable best efforts to cause such registration statement promptly to become effective and then to remain effective for a period not in excess of 180 days from the day such registration statement first becomes effective or such shorter time as may be reasonably necessary, in the judgment of the Requesting Owner(s), to effect such sales or other dispositions. The Requesting Owners shall each have the right to demand two such registrations. The Company shall bear the costs of such registrations (including, but not limited to, the Company's attorneys' fees, printing costs and filing fees, except for underwriting discounts or commissions, brokers' fees and the fees and disbursements of any Requesting Owner's counsel related thereto). The foregoing notwithstanding, if, at the time of any request by any Requesting Owner for registration of the Registrable Securities as provided above, the Company is in registration with respect to an underwritten public offering of shares of Company Common Stock, and if in the good faith


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judgment of the managing underwriter or managing underwriters, or, if none, the sole underwriter or underwriters, of such offering the inclusion of the Registrable Securities would interfere with the successful marketing of the shares of Company Common Stock offered by the Company, the number of Registrable Securities otherwise to be covered in the registration statement contemplated hereby may be reduced; provided, however, that after any such required reduction the number of Registrable Securities to be included in such offering for the account of each Requesting Owner shall constitute at least 25% of the total number of shares to be sold by all such Requesting Owners and the Company in the aggregate; and provided further, however, that if such reduction occurs, then the Company shall file a registration statement for the balance of such shares of Company Common Stock issuable pursuant to this Option as promptly as practical following such reduction and no reduction in the number of shares of Company Common Stock to be sold by each such Requesting Owner shall thereafter occur. Each Requesting Owner shall provide all information reasonably requested by the Company for inclusion in any registration statement to be filed hereunder. If requested by any such Requesting Owner in connection with such registration, the Company shall become a party to any underwriting agreement relating to the sale of such shares, but only to the extent of obligating itself in respect of representations, warranties, indemnities and other agreements customarily included in secondary offering underwriting agreements for the Company..

        7. Repurchase of Option and/or Option Shares.

               (a) At any time after the occurrence of a Repurchase Event (as defined herein), (i) following a request of LTI, given prior to an Option Expiration Date (or such later period provided in Section 10), the Company (or any successor thereto) shall repurchase the Option from LTI at a price (the "Option Repurchase Price") equal to the amount by which (A) the Competing Transaction Price (as defined below) exceeds (B) the Option Price, multiplied by the maximum number of shares for which the Option may then be exercised by LTI, and (ii) at the request of the owner of Option Shares from time to time (the "Owner"), delivered within 90 days of such occurrence (or such later period as provided in Section 10), the Company shall repurchase such number of Option Shares from the Owner as the Owner shall designate at a price (the "Option Share Repurchase Price") equal to the amount by which (A) the Competing Transaction Price exceeds (B) the Option Price, multiplied by the number of Option Shares so designated. The term "Competing Transaction Price" shall mean, as of any date for the determination thereof, the price per share of Company Common Stock paid to the stockholders of the Company by a third party pursuant to any Acquisition Transaction, including the highest price per share offered by way of tender offer or exchange offer, and, in the event of an Acquisition Transaction consisting of a sale of assets of the Company, the last per share sale price of Company Common Stock on the third trading day following the announcement of such sale. If the consideration paid or received in the Competing Transaction shall be other than in cash, the per share value of such consideration (on a fully diluted basis) shall be determined by a nationally recognized investment banking firm selected by LTI and reasonably acceptable to the Company, which determination shall be conclusive for all purposes of this Agreement.

               (b) Following a Repurchase Event, LTI or the Owner, as the case may be, may exercise its right to require the Company to repurchase the Option and any Option Shares pursuant to this Section 7 by surrendering for such purpose to the Company, at its principal officer, a copy of this Agreement or certificates for Option Shares, as applicable, accompanied by


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a written notice or notices stating that LTI or the Owner, as the case may be, elects to require the Company to repurchase this Option and/or the Option Share, as the case may be, in accordance with the provisions of this Section 7. As promptly as practical, but in no event later than five business days after the surrender to the Company of a copy of this Agreement and/or certificates representing Option Shares and the receipt of such notice or notices relating thereto and (y) the day on which a Repurchase Event occurs, the Company shall deliver or cause to be delivered, in immediately available funds, to LTI the Option Repurchase Price and/or to the Owner the Option Share Repurchase Price or portion thereof that the Company is not then prohibited under applicable law and regulation from so delivering.

               (c) To the extent that the Company is prohibited under applicable law from repurchasing the Option or any Option Shares in full, the Company shall immediately so notify LTI and/or the Owner and thereafter deliver or cause to be delivered, from time to time, to LTI and/or the Owner, as appropriate, the portion of the Option Repurchase Price and the Option Share Repurchase Price, respectively, that it is required to deliver pursuant hereto and that it is no longer prohibited from delivering, within five business days after the date on which the Company is no longer so prohibited; provided, however, that if the Company at any time after delivery of a notice of repurchase pursuant to Section 7(b) hereof is prohibited under applicable law, from delivering to LTI and/or the Owner, as the case may be, the Option Repurchase Price or the Option Share Repurchase Price, respectively, in full (and the Company hereby undertakes to use its best efforts to obtain all required regulatory and legal approvals and to file any required notices as promptly as practicable in order to accomplish such repurchase), LTI or the Owner may revoke its notice of repurchase of the Option or the Option Shares either in whole or to the extent of the prohibition, whereupon, in the latter case, the Company shall promptly (i) deliver to LTI and/or the Owner, as appropriate, that portion of the Option Repurchase Price or the Option Share Repurchase Price that the Company is not prohibited from delivering after taking into account any such revocation and (ii) deliver, as appropriate, either (A) to LTI and/or the Owner, a new Agreement evidencing the right of LTI to purchase that number of shares of Company Common Stock equal to the number of shares of Company Common Stock purchasable immediately prior to the delivery of the notice of repurchase less the number of shares of Company Common Stock covered by the portion of the Option repurchased or (B) to LTI and/or the Owner, a certificate for the number of Option Shares covered by the revocation. If an Option Termination Event shall have occurred prior to the date of the notice by the Company described in the first sentence of this Section 8(c), or shall be scheduled to occur at any time after the date of an Option or Option Share repurchase request but before the expiration of a period ending on the thirtieth day after such notice date, LTI shall nonetheless have the right to exercise the Option until the expiration of such thirty-day period.

               (d) For purposes of this Section 7, the term "Repurchase Event" shall mean the consummation of an Acquisition Transaction.

        8. Extension of Time. The periods related to exercise of the Option, repurchase of the Option and/or Option Shares by the Company and the other rights of LTI hereunder shall be extended (i) to the extent necessary to obtain all regulatory approvals for the exercise of such rights, and for the expiration of all statutory waiting periods and (ii) to the extent necessary to avoid liability under Section 16(b) of the Exchange Act by reason of such exercise.


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        9. Representations and Warranties of the Company. The Company hereby represents and warrants to LTI as follows:

               (a) The Company has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by the Company.

               (b) The Company has taken all necessary corporate action to authorize and reserve and to permit it to issue, and at all times from the date hereof through the termination of this Agreement in accordance with its terms will have reserved for issuance upon the exercise of the Option, that number of shares of Company Common Stock equal to the maximum number of shares of Company Common Stock at any time and from time to time issuable hereunder, and all such shares of Company Common Stock, upon issuance pursuant hereto, will be duly authorized, validly issued, fully paid, nonassessable, and will be delivered free and clear of all liens and not subject to any preemptive rights.

               (c) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation pursuant to any provisions of the certificate of incorporation or bylaws of the Company or any subsidiary of the Company, or of any loan or credit agreement, note, mortgage, indenture, lease, plan or other agreement, contractual obligation, instrument, permit, concession, franchise or license applicable to the Company or any subsidiary of the Company or their respective properties or assets.

               (d) No "fair price", "moratorium", "control share acquisition" or other similar anti-takeover statute or regulation enacted under state or federal laws applicable to the Company or any of its subsidiaries will apply to this Agreement or the transactions contemplated hereby. The Company has taken, and will in the future take, all steps necessary to irrevocably exempt the transactions contemplated by this Agreement from any other applicable state takeover law and from any applicable charter provision containing change of control or anti-takeover provisions.

        10. Representations and Warranties of LTI. LTI hereby represents and warrants to LTI as follows:

               (a) LTI has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors of LTI and no other corporate proceedings on the part of LTI are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by LTI.


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
               (b) LTI represents and warrants that it is entering into this Agreement and is acquiring and/or will acquire the Option Shares for its own account and not with a view to resale or distribution of all or any part of the Option Shares in violation of applicable law.

        11. Assignment. Neither of the parties hereto may assign any of its rights or obligations under this Agreement or the Option created hereunder to any other person without the express written consent of the other party.

        12. Best Efforts. Each of LTI and the Company will use its reasonable best efforts to make all filings with, and to obtain consents of, all third parties and Governmental Entities necessary to the consummation of the transactions contemplated by this Agreement, including without limitation making application to list the shares of Company Common Stock issuable hereunder on the Nasdaq National Market of The Nasdaq Stock Market upon official notice of issuance.

        13. Specific Performance. The parties hereto acknowledge that damages would be an inadequate remedy for a breach of this Agreement by either party hereto and that the obligations of the parties hereto shall be enforceable by either party hereto through injunctive or other equitable relief.

        14. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

        15. Notices. All notices, claims, demands and other communications hereunder shall be deemed to have been duly given or made when delivered in person, by registered or certified mail (postage prepaid, return receipt requested), by overnight courier or by facsimile at the respective addresses of the parties set forth in the Merger Agreement,

        16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

        17. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original, but all of which shall constitute one and the same agreement.

        18. Definitions. Capitalized terms used and not defined herein shall have the meanings set forth in the Merger Agreement.

        19. Expenses. Except as otherwise expressly provided herein or in the Merger Agreement, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.


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        20. Entire Agreement. Except as otherwise expressly provided herein or in the Merger Agreement, this Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereof, written or oral. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein. Any provision of this Agreement may be waived only in writing at any time by the party that is entitled to the benefits of such provision. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

        21. Further Assurances. In the event of any exercise of the Option by LTI, the Company and LTI shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary to the fullest extent permitted by law in order to consummate the transactions provided for by such exercise. Nothing contained in this Agreement shall be deemed to authorize the Company or LTI to breach any provision of the Merger Agreement.



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        IN WITNESS WHEREOF, each of the parties hereto has caused this Stock
Option Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                               LIONBRIDGE TECHNOLOGIES, INC.


                               By:
                                  -------------------------------
                                   Signature

                               ----------------------------------
                               Rory J. Cowan

                               ----------------------------------
                               Chief Executive Officer



                               DATA DIMENSIONS, INC.


                               By:
                                   ------------------------------
                                   Signature

                               ----------------------------------
                               Peter A. Allen

                               ----------------------------------
                               Chief Executive Officer and President


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